FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                                 AMENDMENT NO. 1
                        TO FORM 8-K FILED January 6, 1999


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 24, 1998
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




    0-18294                    California                       94-3087630
    -------                    ----------                       ----------
   (Registration              (State or Other                  (IRS Employer
     File                     Jurisdiction of                  Identification
    Number)                   Incorporation)                    Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

 ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.



Exhibit a)        Earnest Money  Contract by  and  between  Metric Income  Trust
                  Series, Inc.,  as  Seller,  and  Brauvin,  Inc.  Buyer,  dated
                  November 13, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            METRIC INCOME TRUST SERIES, INC.,
                                            a California Corporation



                                            By: /s/  William A. Finelli
                                                --------------------------------
                                                     William A. Finelli
                                                     Chief Financial Officer

                                            Date:    April 19, 1999
                                                     ---------------------------